UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) August 31, 2005
                                                      ---------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-51145                                          02-0510323
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(Commission File Number)                       (IRS Employer Identification No.)


         395 East Dunstable Road
          Nashua, New Hampshire                               03062
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Election of Kevin Kreisler to the Board of Directors of Ovation Products
      ------------------------------------------------------------------------
Corporation
-----------

      Effective August 31, 2005, Ovation Product Corporation appointed Kevin Kreisler to serve as a member of its Board of Directors.

      Mr. Kreisler is the Chairman of the Board and Chief Executive Officer of GreenShift Corporation (OTC Bulletin Board: "GSHF"). GreenShift Corporation and Ovation entered into agreements, dated August 6, 2005, pursuant to which, among other things, GreenShift Corporation will purchase 200,000 shares of our common stock for an aggregate purchase price of $1 million. The agreements also permitted GreenShift Corporation to designate a nominee for election to Ovation's Board of Directors.

      Ovation's Board of Directors appointed Mr. Kreisler to fill a vacancy in the Board subject to, and effective as of the date of, the purchase of shares of common stock of Ovation by GreenShift pursuant to the agreements described above. Mr. Kreisler will serve until the next annual meeting of Ovation, expected to be held in October 2005. The Board resolved to nominate Mr. Kreisler for election to the Board at the next annual meeting of Ovation.

      During August 2005, Ovation entered into two agreements with affiliates of GreenShift Corporation. The first, dated August 8, 2005, is a letter of agreement between Ovation and INSEQ Corporation, an affiliate corporation of GreenShift Corporation. The second, dated August 9, 2005, is a license agreement between Ovation and GreenShift Industrial Design Corporation ("GreenShift Industrial"), a wholly-owned subsidiary of GreenShift Corporation. Mr. Kreisler is the Chairman of the Board of INSEQ Corporation and the Chief Executive Officer of GreenShift Industrial.

      For a detailed description of these agreements, please see Ovation's Form 8-K filed with the Securities and Exchange Commission on August 8, 2005 and incorporated herein by reference.

Item 5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

      Amendment of Bylaws
      -------------------

      Effective as of August 31, 2005, Ovation's Board of Directors resolved to amend Article 3.1 of Ovation's Bylaws to provide that the number of directors which shall constitute the whole board shall be nine. The previous Article provided for a five members' board of directors. In addition, the amendment corrected a typographical error in Article 3.1, by correcting the reference in the Article to P. 3.4 instead of P. 3.5, such that the Article now provides that the directors shall be elected at the annual meeting of the stockholders, except as provided in P. 3.4 of the Article.

Item 9.01 Financial Statements and Exhibits.

      Exhibits
      --------

      Exhibit Number          Description
      --------------          -----------

      3.1                     Amendment to Bylaws of Registrant

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2005              Ovation Products Corporation


                                      By:  /s/ Robert MacDonald
                                           ----------------------------
                                      Name:  Robert MacDonald
                                      Title: Chief Executive Officer

      Exhibit Index
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      Exhibit Number          Description

      3.1                     Amendment to Bylaws of Registrant